NAME OF REGISTRANT:
Templeton Institutional Funds, Inc.
File No. 811-06135

EXHIBIT ITEM No. 77(c): Matters submitted to a vote of security holders


A Special Meeting of the Shareholders of Templeton Institutional Funds, Inc. (the "Company") was held at the offices of Franklin Templeton Investmetns, One Franklin Parkway, San Mateo, California on March 21, 2007, and reconvened on April 11, 2007 and May 4, 2007. The purpose of the meeting was to elect Directors of the Company and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust.; to approve amendments to certain of the Funds fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Funds fundamental investment restrictions.

At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of the Company: Harris J. Ashton, Frank J. Crothers, Edith E. Holiday, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade. Charles B. Johnson and Gregory
E. Johnson were elected by the shareholders to serve as Interested Directors. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust, amendments to certain of the Funds fundamental investment restrictions (including eight (8) Sub-Proposals) and the elimination of certain of the Funds fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Directors*:

----------------------------------------------------------------------------------------------------------------
                                                       % OF        % OF                        % OF        % OF
                                                    OUTSTANDING    VOTED                    OUTSTANDING    VOTED
NAME                                    FOR           SHARES      SHARES       WITHHELD       SHARES      SHARES
----------------------------------------------------------------------------------------------------------------
Harris J. Ashton ..............   248,604,209.907      56.714%    99.504%   1,238,634.630      0.283%     0.496%
Frank J. Crothers .............   248,615,128.967      56.717%    99.509%   1,227,715.570      0.280%     0.491%
Edith E. Holiday ..............   248,522,912.508      56.695%    99.472%   1,319,932.029      0.302%     0.528%
David W. Niemiec ..............   248,617,439.970      56.717%    99.510%   1,225,404.567      0.280%     0.490%
Frank A. Olson ................   248,596,694.870      56.712%    99.501%   1,246,149.667      0.285%     0.499%
Larry D. Thompson .............   248,613,976.963      56.716%    99.508%   1,228,867.574      0.281%     0.492%
Constantine D.Tseretopoulos ...   248,618,241.977      56.717%    99.510%   1,224,602.560      0.280%     0.490%
Robert E. Wade ................   248,620,592.994      56.718%    99.511%   1,222,251.543      0.279%     0.489%
Charles B. Johnson ............   248,606,437.912      56.715%    99.505%   1,236,406.625      0.282%     0.495%
Gregory E. Johnson ............   248,608,821.927      56.715%    99.506%   1,234,022.610      0.282%     0.494%


Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust*:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    196,016,094.389     44.718%      78.456%
Against ............................        913,941.977      0.209%       0.366%
Abstain ............................      2,782,166.171      0.634%       1.113%
Broker Non-Votes ...................     50,130,642.000     11.436%      20.065%
--------------------------------------------------------------------------------
TOTAL ..............................    249,842,844.537     56.997%     100.000%
--------------------------------------------------------------------------------


Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:


FOREIGN EQUITY SERIES
--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    106,755,085.221     38.580%      68.482%
Against ............................      3,917,625.955      1.416%       2.513%
Abstain ............................      5,363,880.224      1.938%       3.441%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------


EMERGING MARKETS SERIES

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    82,386,221.508     53.456%      74.195%
Against ............................    20,503,400.870     13.304%      18.465%
Abstain ............................       160,379.344      0.104%       0.144%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------


(b) To amend the Fund's fundamental investment restriction regarding underwriting:


FOREIGN EQUITY SERIES
--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    106,621,786.461     38.532%      68.397%
Against ............................      3,970,573.257      1.435%       2.547%
Abstain ............................      5,444,231.682      1.967%       3.492%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------

EMERGING MARKETS SERIES

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    82,399,098.605     53.465%      74.206%
Against ............................    20,495,545.811     13.298%      18.458%
Abstain ............................       155,357.306      0.101%       0.140%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------


(c) To amend the Fund's fundamental investment restriction regarding lending:

FOREIGN EQUITY SERIES
--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    106,583,922.245     38.518%      68.372%
Against ............................      4,009,280.478      1.449%       2.572%
Abstain ............................      5,443,388.677      1.967%       3.492%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------


EMERGING MARKETS SERIES

-------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    82,381,102.469     53.453%      74.190%
Against ............................    20,508,432.908     13.307%      18.469%
Abstain ............................       160,466.345      0.104%       0.145%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------


FOREIGN SMALLER COMPANIES SERIES

-------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                          SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................     4,309,450.595     57.343%      84.639%
Against .............................         6,683.000      0.089%       0.131%
Abstain .............................             0.000      0.000%       0.000%
Broker Non-Votes ....................       775,422.000     10.318%      15.230%
--------------------------------------------------------------------------------
TOTAL ...............................     5,091,555.595     67.750%     100.000%
--------------------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:


FOREIGN EQUITY SERIES
--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    106,884,241.557     38.626%      68.565%
Against ............................      3,714,403.197      1.343%       2.382%
Abstain ............................      5,437,946.646      1.965%       3.489%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------


EMERGING MARKETS SERIES

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    84,447,181.757     54.793%      76.051%
Against ............................    18,448,199.664     11.971%      16.614%
Abstain ............................       154,620.301      0.100%       0.139%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------


FOREIGN SMALLER COMPANIES SERIES

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                          SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................     4,316,133.595     57.432%      84.770%
Against .............................             0.000      0.000%       0.000%
Abstain .............................             0.000      0.000%       0.000%
Broker Non-Votes ....................       775,422.000     10.318%      15.230%
--------------------------------------------------------------------------------
TOTAL ...............................     5,091,555.595     67.750%     100.000%
--------------------------------------------------------------------------------



(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:


FOREIGN EQUITY SERIES
--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    105,721,411.322     38.206%      67.819%
Against ............................      4,874,352.415      1.762%       3.127%
Abstain ............................      5,440,827.663      1.966%       3.490%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------


EMERGING MARKETS SERIES

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    84,432,272.644     54.784%      76.037%
Against ............................    18,459,788.752     11.977%      16.624%
Abstain ............................       157,940.326      0.103%       0.143%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------


FOREIGN SMALLER COMPANIES SERIES

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                          SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................     4,309,450.595     57.343%      84.639%
Against .............................         6,683.000      0.089%       0.131%
Abstain .............................             0.000      0.000%       0.000%
Broker Non-Votes ....................       775,422.000     10.318%      15.230%
--------------------------------------------------------------------------------
TOTAL ...............................     5,091,555.595     67.750%     100.000%
--------------------------------------------------------------------------------


(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

FOREIGN EQUITY SERIES
--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    105,669,481.563     38.187%      67.786%
Against ............................      4,924,260.163      1.780%       3.159%
Abstain ............................      5,442,849.674      1.967%       3.491%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------


EMERGING MARKETS SERIES

-------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    82,409,684.686     53.471%      74.216%
Against ............................    20,483,945.722     13.291%      18.447%
Abstain ............................       156,371.314      0.102%       0.141%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------



(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

FOREIGN EQUITY SERIES
--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    106,700,607.910     38.560%      68.447%
Against ............................      3,983,967.334      1.440%       2.556%
Abstain ............................      5,352,016.156      1.934%       3.433%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------


EMERGING MARKETS SERIES

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................   102,629,390.401     66.591%      92.425%
Against ............................       260,730.981      0.169%       0.235%
Abstain ............................       159,880.340      0.104%       0.144%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------


FOREIGN SMALLER COMPANIES SERIES

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                          SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................     4,309,450.595     57.343%      84.639%
Against .............................         6,683.000      0.089%       0.131%
Abstain .............................             0.000      0.000%       0.000%
Broker Non-Votes ....................       775,422.000     10.318%      15.230%
--------------------------------------------------------------------------------
TOTAL ...............................     5,091,555.595     67.750%     100.000%
--------------------------------------------------------------------------------

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

FOREIGN EQUITY SERIES
--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    106,752,180.340     38.579%      68.480%
Against ............................      3,933,292.909      1.421%       2.523%
Abstain ............................      5,351,118.151      1.934%       3.433%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------


EMERGING MARKETS SERIES

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    84,456,137.825     54.799%      76.059%
Against ............................    18,439,859.601     11.965%      16.606%
Abstain ............................       154,004.296      0.100%       0.139%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------


FOREIGN SMALLER COMPANIES SERIES

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                          SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................     4,316,133.595     57.432%      84.770%
Against .............................             0.000      0.000%       0.000%
Abstain .............................             0.000      0.000%       0.000%
Broker Non-Votes ....................       775,422.000     10.318%      15.230%
--------------------------------------------------------------------------------
TOTAL ...............................     5,091,555.595     67.750%     100.000%
--------------------------------------------------------------------------------



Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

FOREIGN EQUITY SERIES
--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    104,937,637.386     37.923%      67.316%
Against ............................      5,736,478.798      2.073%       3.680%
Abstain ............................      5,362,475.216      1.938%       3.440%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------


EMERGING MARKETS SERIES

-------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    82,409,351.683     53.471%      74.216%
Against ............................    20,483,787.721     13.291%      18.447%
Abstain ............................       156,862.318      0.102%       0.141%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------


EMERGING MARKETS SERIES ONLY

Proposal 5. To approve the reclassification of certain investment policies as non-fundamental:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                         SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    82,414,718.724     53.475%      74.221%
Against ............................    20,474,834.653     13.285%      18.439%
Abstain ............................       160,448.345      0.104%       0.144%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------


* All TIFI funds voting together.